First Trust Multi-Strategy Fund

Class A Shares – OMOAX

Class I Shares – OMOIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated September 9, 2022, to the Prospectus

dated February 1, 2022, as amended April 27, 2022.

(This Supplement replaces the Supplement dated August 22, 2022.)

Effective August 22, 2022, the First Trust Multi-Strategy Fund (the “Fund”) reduced the total Class A Shares minimum investment eligible for front-end sales charge discounts from $50,000 to $25,000. In addition, the maximum sales charge for Class A shares of the Fund was lowered from 5.00% to 4.50% and the sales charge and dealer reallowance schedules with respect to Class A Shares of the Fund, which vary by the amount invested, were revised. In connection with these revisions, no sales charge is applied to investments in Class A Shares of $250,000 or more; however, to the extent a finder’s fee was paid, a contingent deferred sales charge will be imposed on certain redemptions of such shares within 12 months of the date of purchase. Effective immediately, the amount of such contingent deferred sales charge is lowered from 1.00% to 0.50%.

In connection with the changes described above, the following revisions are made to the Fund’s Prospectus:

The “Fees and Expenses of the Fund” in the Fund’s summary section of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUND – Purchase of Shares” on page 35 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of this Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	0.50%[1]	None
Redemption fee	None	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.20%		1.20%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.84%		0.86%
Shareholder servicing fee	0.08%		0.10%
Dividends and interest expense on short sales	0.26%		0.26%
All other expenses	0.50%		0.50%
Acquired fund fees and expenses		0.31%		0.31%
Total annual fund operating expenses[2]		2.60%		2.37%

1	For Class A shares, no sales charge applies on investments of $250,000 or more, but to the extent a finder’s fee was paid, a contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2	The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$800	$1,316	$1,856	$3,324
Class I	$216	$717	$1,244	$2,688

The table under the heading entitled “Sales Charge Schedule” on page 37 of the Prospectus is deleted in its entirety and replaced with the following:

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $24,999	4.50%	4.71%	3.75%
$25,000 – $49,999	3.50%	3.63%	2.75%
$50,000 – $99,999	2.50%	2.56%	2.00%
$100,000 – $249,999	2.00%	2.04%	1.50%
$250,000 and above	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $250,000 or more, but to the extent a finder’s fee was paid, a CDSC of 0.50% will be imposed in the event of certain redemptions within 12 months of the date of purchase. See the “Large Order Net Asset Value Purchase Privilege” section on page 39.

The first, second and third paragraphs under the heading entitled “Quantity Discounts” on page 37 of the Prospectus are deleted in their entirety and replaced with the following:

When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would pay an initial charge of 4.50%, while a purchase of $25,000 would pay an initial charge of 3.50%. There are several breakpoints for the Fund, as shown in the Class A Shares - Sales Charge Schedule table above. The greater the investment, the greater the sales charge discount.

You may lower your Class A sales charges if:

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•	you assure the Fund in writing that you intend to invest at least $25,000 in Class A shares of the Fund over the next thirteen (13) months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $25,000 (“Cumulative Discount”) (see below).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within ninety (90) days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 4.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

Additionally, a finder’s fee may be paid to any financial intermediary that initiates or is responsible for purchases of $250,000 or more of Class A shares of the Fund. Accordingly, the paragraph under the heading entitled “Large Order Net Asset Value Purchase Privilege” on page 39 of the Prospectus is deleted in its entirety and replaced with the following:

There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $250,000 or more, but to the extent a finder’s fee was paid, a CDSC of 0.50% will be imposed in the event of certain redemptions within 12 months of the date of purchase. From its own profits and resources, the Distributor may pay a finder’s fee of 0.50% to financial intermediaries that initiate or are responsible for purchases of $250,000 or more of Class A shares of the Fund. Please contact your financial intermediary to determine whether a finder’s fee was paid in connection with your investment in the Fund.

The section “Large Order Net Asset Value Purchase Privilege – Authorized Dealers” in Appendix A to the Prospectus is deleted in its entirety and replaced with the follows:

Large Order Net Asset Value Purchase Privilege

From its own profits and resources, the Distributor may pay a finder’s fee to financial intermediaries that initiate or are responsible for purchases of $250,000 or more of Class A shares of the Fund.

Please retain this Supplement with your records.

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